                                                                    Exhibit 99.1
-------------------------------------------------------------------------------
  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
      CITY TIME, ON      , 2001, UNLESS EXTENDED (THE "EXPIRATION DATE").
-------------------------------------------------------------------------------

                        Mohegan Tribal Gaming Authority

                             LETTER OF TRANSMITTAL

    Offer To Exchange Its 8 3/8% Senior Subordinated Notes Due July 1, 2011
          Which Have Been Registered Under The Securities Act of 1933
                       For Any And All Of Its Outstanding
               8 3/8% Senior Subordinated Notes Due July 1, 2011
                Pursuant To The Prospectus Dated         , 2001

                              The Exchange Agent
                          for the Exchange Offer is:

                      State Street Bank and Trust Company

                 By Mail:                     By Overnight Courier or Hand Delivery in Boston:
    State Street Bank and Trust Company             State Street Bank and Trust Company
               P.O. Box 778                               Two Avenue de Lafayette
        Boston, Massachusetts 02102                     Boston, Massachusetts 02110
Attention: Corporate Trust Department,        Attention: Corporate Trust Department, 5th Floor
                 5th Floor                                    Johnnie Kindell
              Johnnie Kindell

       By Hand Delivery in New York:           By Facsimile (for Eligible Institutions only):
    State Street Bank and Trust Company             State Street Bank and Trust Company
          61 Broadway, 15th Floor                              (617) 662-1452
          Corporate Trust Window                   Attention: Corporate Trust Department
         New York, New York 10006                   Confirm by telephone: (617) 662-1553

                        For Information: (617) 662-1553

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER
    OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF
                           TRANSMITTAL IS COMPLETED.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

  This Letter of Transmittal is to be completed by holders of Outstanding Notes (as defined below) if the certificates representing Outstanding Notes (the "Certificates") are to be forwarded herewith.

  If tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC"), then instructions must be transmitted through the DTC Automated Tender Offer Program ("ATOP") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus. DTC participants that are accepting the exchange offer as set forth in the Prospectus and this Letter of Transmittal (together, the "Exchange Offer") must transmit their acceptance to DTC which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as the equivalent of the execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

  Holders of Outstanding Notes whose Certificates are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus. See also Instruction 1.

  DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE
AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  List below the Outstanding Notes of which you are a holder. If the space provided below is inadequate, list the Certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of
              ------
Transmittal. See Instruction 3.

           ALL HOLDERS TENDERING CERTIFICATES MUST COMPLETE THIS BOX:

--------------------------------------------------------------------------------
                   Description of Outstanding Notes Tendered
--------------------------------------------------------------------------------

   Name(s) and Address(es) of Registered Holder(s) (Fill in, if blank)

                          Outstanding Notes Tendered
-------------------------------------------------------------------------
                      Certificate     Principal Amount
                       Number(s)           (Attach          Principal
                   (Attach additional    additional          Amount
                          list             list if      Tendered (if less
                     if necessary)       necessary)        than all)*
--------------------------------------------------------------------------
                                        $
                  --------------------------------------------------------
                  --------------------------------------------------------
                  --------------------------------------------------------
                  --------------------------------------------------------
                  --------------------------------------------------------
Total Amount
      Tendered:                         $                 $

--------------------------------------------------------------------------------
 * Need not be completed if tendering for exchange all Outstanding Notes held. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
--------------------------------------------------------------------------------

Ladies and Gentlemen:

  The undersigned hereby tenders to the Mohegan Tribal Gaming Authority (the "Authority"), the above described principal amount of the Authority's 8 3/8% Senior Subordinated Notes due July 1, 2011 (the "Outstanding Notes") in exchange for a like principal amount of the Authority's 8 3/8% Senior Subordinated Notes due July 1, 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the
terms and subject to the conditions set forth in the Prospectus dated         ,
2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

  Subject to and effective upon the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Authority all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Authority in connection with the Exchange Offer and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver such Outstanding Notes to the Authority together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Authority upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes; (ii) present Certificates for transfer, and to transfer such Outstanding Notes on the account books maintained by DTC; and (iii) receive for the account of the Authority all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE AUTHORITY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE AUTHORITY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the principal amount of the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions herein will, upon the Authority's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Authority upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Authority may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature.

  BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT:

    (i) NEITHER THE UNDERSIGNED NOR ANY BENEFICIAL OWNER OF THE OUTSTANDING NOTES IS AN "AFFILIATE" OF THE AUTHORITY (WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT), OR IF THE UNDERSIGNED OR BENEFICIAL OWNER IS AN AFFILIATE, IT WILL COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT TO THE EXTENT APPLICABLE (UPON REQUEST BY THE AUTHORITY, THE UNDERSIGNED OR BENEFICIAL OWNER WILL DELIVER TO THE AUTHORITY A LEGAL OPINION CONFIRMING IT IS NOT SUCH AN AFFILIATE);

    (ii) THE EXCHANGE NOTES ACQUIRED PURSUANT TO THE EXCHANGE OFFER ARE BEING OBTAINED IN THE ORDINARY COURSE OF BUSINESS OF THE UNDERSIGNED AND ANY BENEFICIAL OWNER;

    (iii) NEITHER THE UNDERSIGNED NOR ANY BENEFICIAL OWNER IS ENGAGING IN OR INTENDS TO ENGAGE IN A DISTRIBUTION OF SUCH EXCHANGE NOTES;

    (iv) NEITHER THE UNDERSIGNED NOR ANY BENEFICIAL OWNER HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION OF SUCH EXCHANGE NOTES;

    (v) THE UNDERSIGNED AND EACH BENEFICIAL OWNER ACKNOWLEDGES AND AGREES THAT ANY PERSON WHO IS A BROKER-DEALER REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), AND RECEIVES EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER, BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, WILL REPRESENT AND AGREE THAT SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT);

    (vi) THE UNDERSIGNED AND EACH BENEFICIAL OWNER ACKNOWLEDGES AND AGREES THAT ANY PERSON WHO IS PARTICIPATING IN THE EXCHANGE OFFER FOR THE PURPOSE OF DISTRIBUTING THE EXCHANGE NOTES, MUST COMPLY WITH THE

   REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH A SECONDARY RESALE TRANSACTION OF THE EXCHANGE NOTES OR INTERESTS THEREIN ACQUIRED BY SUCH PERSON AND CANNOT RELY ON THE POSITION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") SET FORTH IN CERTAIN NO-ACTION LETTERS; AND

    (vii) THE UNDERSIGNED AND EACH BENEFICIAL OWNER UNDERSTANDS THAT A SECONDARY RESALE TRANSACTION DESCRIBED IN CLAUSE (vi) ABOVE AND ANY RESALES OF EXCHANGE NOTES OR INTERESTS THEREIN OBTAINED BY SUCH HOLDER IN EXCHANGE FOR OUTSTANDING NOTES OR INTERESTS THEREIN ORIGINALLY ACQUIRED BY SUCH HOLDER DIRECTLY FROM THE AUTHORITY SHOULD BE COVERED BY AN EFFECTIVE REGISTRATION STATEMENT CONTAINING SELLING SECURITY HOLDER INFORMATION REQUIRED BY ITEM 507 OR ITEM 508, AS APPLICABLE, OF REGULATION S-K OR THE SEC.

  The Authority has agreed that starting on the Expiration Date and ending on the close of business on the first anniversary of the Expiration Date, it will make the Prospectus available to any broker-dealer that requests such documents in this Letter of Transmittal or in an Agent's Message through DTC's ATOP.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the instructions contained in this Letter of Transmittal, this tender is irrevocable.

PLEASE SIGN HERE                            PLEASE SIGN HERE
___________________________________________ ___________________________________________
           Authorized Signature                        Authorized Signature
Name: ____________________________________  Name: ____________________________________
Title: ___________________________________  Title: ___________________________________
Address: _________________________________  Address: _________________________________
___________________________________________ ___________________________________________
Telephone Number: ________________________  Telephone Number: ________________________
Dated: ___________________________________  Dated: ___________________________________
___________________________________________ ___________________________________________
Taxpayer Identification or Social Security  Taxpayer Identification or Social Security
                   Number                                     Number


  (NOTE: Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the Certificate(s) hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Authority or the Trustee for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title and see Instructions 2 and 5.)

-----------------------------------------------------------------------------
       Guarantee of Signature(s) (If required--see Instructions 2 and 5)

 Signature(s) Guaranteed
 by an Eligible Institution: ________________________  Date: ________________
                             Authorized Signature

 Name of Eligible Institution
 Guaranteeing Signature: ____________________________________________________

                                        Address: ____________________________

 Capacity (full title):  ____________________________________________________

 Telephone Number: __________________________________________________________

 ----------------------------------------------------------------------------

   SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 2, 5 and 6)              (See Instructions 2, 5 and 6)

  To be completed ONLY if the Ex-            To be completed ONLY if Ex-
 change Notes or any Outstanding            change Notes or any Outstanding
 Notes that are not tendered are            Notes that are not tendered are
 to be issued in the name of                to be sent to someone other than
 someone other than the regis-              the registered holder(s) of the
 tered holder(s) of the Outstand-           Outstanding Notes whose name(s)
 ing Notes whose name(s) ap-                appear(s) above, or to such reg-
 pear(s) above.                             istered holder(s) at an address
                                            other than that shown above.
 Issue:
 [_] Outstanding Notes not ten-             Mail:
 dered, to:                                 [_] Outstanding Notes not ten-
                                            dered, to:

 [_] Exchange Notes, to:

                                            [_] Exchange Notes, to:
 Name(s): ________________________
                                            Name(s): ________________________

 Address: ________________________
                                            Address: ________________________

 _________________________________
                                            _________________________________

 Telephone Number: _______________
                                            Telephone Number: _______________

 _________________________________
   (Tax Identification or Social            _________________________________
         Security Number)                     (Tax Identification or Social
                                                    Security Number)

                                  INSTRUCTIONS

        (Forming part of the terms and conditions of the Exchange Offer)

  1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed if the Certificates are to be forwarded herewith. If tenders are to be made by book-entry transfer as set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus, then such instructions must be transmitted through ATOP. The Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or execution thereof on ATOP), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of the addresses set forth on the front of this Letter of Transmittal on or prior to the Expiration Date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Outstanding Notes into the Exchange Agent's account at DTC. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount.

  Holders who wish to tender their Outstanding Notes and: (i) whose Certificates are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, or an Agent's Message through ATOP with respect to guaranteed delivery for book-entry transfers that is accepted by the Authority, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or a properly transmitted Agent's Message through ATOP in the case of a book-entry transfer, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery or transmission of such Agent's Message through ATOP with respect to guaranteed delivery for book-entry transfers, all as provided in "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule l7Ad-15 under the Exchange Act as "an eligible guarantor institution," which is a member of one of the following recognized signature guarantee programs: (1) The Securities Transfer Agents Medallion Program ("STAMP"), (2) the New York Stock Exchange Medallion Signature Program ("MSP") and (3) the Stock Exchanges Medallion Program ("SEMP").

  THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY AND PROPER INSURANCE SHOULD BE OBTAINED. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE AUTHORITY. HOLDERS MAY REQUEST THEIR RESPECTIVE

BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

  The Authority will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or execution thereof on ATOP), waives any right to receive any notice of the acceptance of such tender.

  2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3. Inadequate Space. If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. Partial Tenders and Withdrawal Rights. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 principal amount. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the box entitled "Principal Amount Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Outstanding Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of the addresses or the facsimile number set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for such Outstanding Notes have been tendered) the name of the registered holder of the Outstanding Notes as set forth on the Certificate(s), if different from that of the person who tendered such Outstanding Notes. If Certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer-- Procedures for Tendering Outstanding Notes."

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Authority, in its sole discretion, which determination shall be final and binding on all parties. Neither the Authority, any affiliates of the Authority, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

  5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

  If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Outstanding Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which Certificates are registered.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Authority, in its sole discretion, of such persons' authority to so act.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Authority or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  6. Special Issuance and Delivery Instructions. If Exchange Notes or new Certificates for Outstanding Notes not exchanged in the Exchange Offer are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of such named person must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged in the Exchange Offer be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, then Outstanding Notes not exchanged in the Exchange Offer will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

  7. Irregularities. The Authority will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Authority reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Authority, be unlawful. The Authority also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any defect or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Authority's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Authority, any affiliates of the Authority, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

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

  8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at one of the addresses or telephone number set forth above. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9. Mutilated, Lost, Destroyed or Stolen Certificates. If any Certificate representing Outstanding Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

  10. Security Transfer Taxes. Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES, OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


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